                                                                 EXHIBIT 99.5(f)

                                    ANNEX A

GOLDMAN SACHS ASSET MANAGEMENT
                                                                   Annual Rate
                                                                   ------------
Goldman Sachs Government Income Fund                                    0.65%
Goldman Sachs Municipal Income Fund                                     0.55%
Goldman Sachs High Yield Fund                                           0.70%
Goldman Sachs Balanced Fund                                             0.65%
Goldman Sachs Growth and Income Fund                                    0.70%
Goldman Sachs CORE Large Cap Growth Fund                                0.75%
Goldman Sachs CORE Small Cap Equity Fund                                1.00%
Goldman Sachs CORE International Equity Fund                            1.00%
Goldman Sachs Mid Cap Equity Fund                                       0.75%
Goldman Sachs Small Cap Equity Fund                                     1.00%
Financial Square Prime Obligations Fund                                 0.205%
Financial Square Money Market Fund                                      0.205%
Financial Square Money Market Plus Fund                                 0.205%
Financial Square Treasury Obligations Fund
0.205%
Financial Square Treasury Instruments Fund
0.205%
Financial Square Government Fund                                        0.205%
Financial Square Federal Fund                                           0.205%
Financial Square Tax-Free Money Market Fund                             0.205%
Financial Square Municipal Money Market Fund
0.205%


GOLDMAN SACHS FUNDS MANAGEMENT L.P.

Goldman Sachs CORE U.S. Equity Fund
0.75%
Goldman Sachs Capital Growth Fund                                       1.00%


GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Goldman Sachs Global Income Fund                                        0.90%
Goldman Sachs International Equity Fund                                 1.00%
Goldman Sachs Emerging Markets Equity Fund                              1.20%
Goldman Sachs Asia Growth Fund                                          1.00%